EXHIBIT 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Accelerated Assets, LLC 255 E. Brown Street, #300 Birmingham, Michigan 48009

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Accelerated Assets, LLC (the “Company”) and Deutsche Bank Securities Inc. (“Deutsche Bank” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of timeshare loans in conjunction with the proposed offering of Accelerated Assets 2018-1, LLC, Timeshare Loan-Backed Notes, Series 2018-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 14, 2018, representatives of Deutsche Bank, on behalf of the Company, provided us with a (i) timeshare loan listing with respect to 11,191 timeshare loans (the “Timeshare Loan Listing”) and (ii) computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business February 28, 2018, with respect to 11,884 timeshare loans (the “Statistical Data File”).

At the Company’s instruction, we randomly selected 125 timeshare loans from the Timeshare Loan Listing (the “Sample Loans”) and performed certain comparisons and recomputations for each of the Sample Loans relating to the timeshare loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Account number (for information purposes only) 2. Original principal balance 3. Origination date 4. Original term to maturity 5. Coupon rate 6. Obligor state 7. Obligor country	Resort name Purchase price Extension option term (if applicable) Current principal balance Number of days delinquent (if applicable) Borrower FICO score* Remaining term to maturity

                                *For Sample Loans with timeshare properties within the United States (as set forth on the Purchase Agreement).

Member of Deloitte Touche Tohmatsu Limited

EXHIBIT 99.1

We compared Characteristics 2. through 4. to the corresponding information set forth on or derived from the related “Promissory Note;” Characteristic 5. to the Promissory Note or the “Interest Rate Modification Documentation;” Characteristics 6. through 9. to the “Purchase Agreement;” Characteristic 10. to the “Extension Agreement;” and Characteristics 11. through 13. to an electronic loan file, prepared, created and delivered by the Company, from the Company’s servicing system (the “Servicing System”), as of the close of business February 28, 2018 (the “Servicing System File”).

With respect to Characteristic 14., we recomputed the remaining term to maturity as the number of months between (i) February 28, 2018 and (ii) the maturity date (as set forth on the Servicing System File). We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 6., for the Sample Loans indicated in Appendix A, we observed a difference with respect to the obligor state set forth on the Statistical Data File when compared to the obligor state set forth on the Purchase Agreement. For these Sample Loans, we were instructed to perform an additional procedure and compare the obligor state set forth on the Statistical Data File to the obligor state set forth on screen shots from the Servicing System (the “Servicing System Screen Shots”); and

•	with respect to our comparison of Characteristic 12., for Sample Loans for which the number of days delinquent, as set forth on the Servicing System File, was greater than zero, we were instructed to subtract one day from the number of days delinquent as set forth on the Servicing System File.

The loan documents described above (including any information obtained from the Servicing System) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix B. Supplemental information is contained on Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the timeshare loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the timeshare loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

EXHIBIT 99.1

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 20, 2018

EXHIBIT 99.1

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 20, 2018.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 6. for the following Sample Loans:

646545
660177

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

EXHIBIT 99.1

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP April 20, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference in extension option term.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

EXHIBIT 99.1

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 20, 2018.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Extension Agreement

1	602146	Extension option term	Not applicable	2 months

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.